UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2006

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2006, Live Nation, Inc.’s ("Live Nation") Board of Directors (the "Board") increased the size of the Board from ten to twelve directors, and elected Robert Ted Enloe, III as a Class II director and Harvey Weinstein as a Class III director to fill the resulting vacancies. Mr. Enloe's and Mr. Weinstein’s terms will expire at Live Nation's annual meetings of stockholders in 2008 and 2009, respectively. Mr. Enloe and Mr. Weinstein have not been appointed to any Board committees, nor are they expected to be so appointed at this time.

Mr. Enloe has been Managing General Partner of Balquita Partners, Ltd., a family securities and real estate investment partnership, since 1996, and he currently serves on the corporate boards at Leggett & Platt Inc. and Silicon Laboratories Inc., and is a board member and audit committee chairman for US Investigations Services Inc. Mr. Enloe’s former positions include vice chairman of the board and member of the office of chief executive for Compaq Computer Corporation and president of Lomas Financial Corporation and Liberte Investors. Also, Mr. Enloe previously served on the board of the Federal Reserve Bank of Dallas, and La Quinta Motor Inns Inc.

Mr. Weinstein is Co-Chairman of The Weinstein Company, which was founded in October 2005. Widely recognized as an icon of independent film production, Mr. Weinstein founded Miramax Films in 1979 with his brother Bob. Under Harvey and Bob’s leadership, Miramax Films released some of the most critically acclaimed and commercially successful independent feature films in history, including sixteen Best Picture nominations over a span of fifteen years.

There is no arrangement or understanding between either Mr. Enloe or Mr. Weinstein and any other person pursuant to which either Mr. Enloe or Mr. Weinstein was elected as a director. There are no transactions in which Mr. Enloe or Mr. Weinstein has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On December 14, 2006, Live Nation issued press releases announcing the elections of Mr. Enloe and Mr. Weinstein to the Board. Copies of those press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

December 18, 2006	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 14, 2006 - Ted Enloe
99.2	Press Release dated December 14, 2006 - Harvey Weinstein